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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                      --------------------

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  June 1, 2005

                         Artisoft, Inc.
       (Exact Name of Registrant as Specified in Charter)

          Delaware              000-19462           86-0446453
(State or Other Jurisdiction   (Commission        (IRS Employer
     of Incorporation)         File Number)     Identification No.)

           5 Cambridge Center
        Cambridge, Massachusetts                     02142
(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code:  (617) 354-0600

                         Not applicable.
  (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On June 1, 2005, Vertical Communications, Inc. issued a press release announcing its results of operations for the third quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on 8-K, including the exhibit, is provided under Item 2.02 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933 regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

     The following exhibits are furnished in accordance with the provisions of Item 601 of Regulations S-K:


Exhibit
Number                   Description of Exhibit
-------  ------------------------------------------------------

 99.1 Press release issued by Vertical Communications, on June 1, 2005, announcing its results of operations for the third quarter ended March 31, 2005

                               -2-

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ARTISOFT, INC.


     Date:  June 1, 2005                By:  /s/ Duncan  G. Perry
                                           ------------------------
                                           Duncan G. Perry
                                           Chief Financial Officer



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                        INDEX OF EXHIBITS



Exhibit
Number                  Description of Exhibit
-------   -------------------------------------------------------

 99.1 Press release issued by Vertical Communications, on June 1, 2005, announcing its results of operations for the third quarter ended March 31, 2005